SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 5, 1998
                     ---------------------------------------
                     (Date of Report--Date of Earliest Event
                                    Reported)



                                D.R. Horton, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





         Delaware                        1-14122                 75-2386963
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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



Item 5.

     The acquisition on April 20, 1998, by D.R. Horton, Inc. (the "Company") of Continental Homes Holding Corp. ("Continental") has been accounted for as a pooling of interests. The Company is filing this report on Form 8-K to provide an updated description of its business as combined with Continental, as well as the supplemental consolidated financial statements of D.R. Horton, Inc. for the three years ended September 30, 1997, the related report of its independent auditors, and a copy of the Annual Report on Form 10-K of Continental for the year ended May 31, 1997. This information is provided for the purpose of incorporation into certain prior and future filings by the Company under the Securities Act of 1933 and the Securities Exchange Act of 1934.

     These supplemental consolidated financial statements of the Company will become the historical financial statements of the Company upon issuance of financial statements for the period that includes the date of the merger. Certain exhibits labeled below as "restated" have been restated to reflect the combined operations of the Company and Continental.


Item 7.           Financial Statements and Exhibits.

     The Company files the following exhibits as part of this Report:

     Exhibit 23.1      Consent of Ernst & Young LLP, Fort Worth, Texas.

     Exhibit 23.2      Consent  of   Whittington,   McLemore,   Land,   Davis  &
                          White, P.C., Rome, Georgia.

     Exhibit 23.3      Consent of Arthur Andersen LLP, Phoenix, Arizona.

     Exhibit 27        Financial Data Schedule (Restated).

     Exhibit 99.1      Description of Business (Restated).

     Exhibit 99.2      Selected Financial Data (Restated).

     Exhibit 99.3      Management's   Discussion  and  Analysis   of   Financial
                           Condition and Results of Operations (Restated).

                       The   Company's   Supplemental   Consolidated   Financial
                       Statements for the three years ended September 30, 1997, with Report of Independent Auditors, Ernst & Young LLP.

     Exhibit 99.4 Annual Report on Form 10-K for Continental for the year ended May 31, 1997 (incorporating by reference the filing by Continental of its Annual Report on Form 10-K for the fiscal year ended May 31, 1997, Commission File No. 001-10700).





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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 1998

                                                D.R. Horton, Inc.
                                                Registrant


                                                By: /s/ David J. Keller
                                                    ----------------------------
                                                    David J. Keller
                                                    Executive Vice President and
                                                    Chief Financial Officer




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



                                  EXHIBIT INDEX

     Exhibit No.                        Description
     -----------                        -----------

     Exhibit 23.1      Consent of Ernst & Young LLP, Fort Worth, Texas.

     Exhibit 23.2      Consent  of   Whittington,   McLemore,   Land,   Davis  &
                          White, P.C., Rome, Georgia.

     Exhibit 23.3      Consent of Arthur Andersen LLP, Phoenix, Arizona.

     Exhibit 27        Financial Data Schedule (Restated).

     Exhibit 99.1      Description of Business (Restated).

     Exhibit 99.2      Selected Financial Data (Restated).

     Exhibit 99.3      Management's   Discussion  and  Analysis   of   Financial
                           Condition and Results of Operations (Restated).

                       The   Company's   Supplemental   Consolidated   Financial
                       Statements for the three years ended September 30, 1997, with Report of Independent Auditors, Ernst & Young LLP.

     Exhibit 99.4 Annual Report on Form 10-K for Continental for the year ended May 31, 1997 (incorporating by reference the filing by Continental of its Annual Report on Form 10-K for the fiscal year ended May 31, 1997, Commission File No. 001-10700).